Confidential | for discussion purposes only GOLUB CAPITAL BDC 3, INC. EARNINGS PRESENTATION QUARTER ENDED SEPTEMBER 30, 2023

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; completion of a public offering of our securities or other liquidity event; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

4 Quarter Ended June 30, 2023 September 30, 2023 Selected Financial Highlights Net investment income per share $0.39 $0.41 Accrual (reversal) for capital gain incentive fee per weighted average share — — Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share1 $0.39 $0.41 Net realized/unrealized gain (loss) per share $0.02 $0.04 Earnings (loss) per share $0.41 $0.45 Distributions declared per share $0.41 $0.45 Net Asset Value Per Share $15.00 $15.00 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual (reversal) of the capital gain incentive fee under GAAP which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended September 30, 2023 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Summary of Financial Results vs. Prior Quarter

GBDC 3 Performance Drivers 02

6 ■ Overall, Golub Capital’s middle market borrowers showed continued revenue and EBITDA growth, highest year-over- year earnings growth since Q3 of 20211 ■ Short-term interest rates continued to rise; base rates and yields at their highest level since 2001 ■ We have been anticipating a degree of credit migration, given rising interest rates and muddling economic growth; to date, however we have seen less migration in GBDC 3’s portfolio than expected as borrowers continue to adapt ■ We continue to focus on early detection of potential challenges and early action to mitigate them ■ Middle market M&A activity generally remains muted, but improving; that said, meaningful recovery in deal activity appears unlikely to occur earlier than 2024 Drivers of GBDC 3’s FQ4 2023 Earnings Key Themes from Quarter Ended September 30, 2023 Impact on GBDC 3 See the slide titled “Endnotes - Drivers of GBDC 3’s FQ4 2023 Earnings” at the end of this presentation for footnotes. ■ Record quarterly NII of $0.41 per share ■ NII before (reversal) for capital gain incentive fee per share increased ~5% quarter-over-quarter ■ Yield on investment portfolio continued to increase on a lagging basis2 as base rates increased ■ Well positioned for higher rates with ~100% floating rate loan investment portfolio ■ Continued strong credit performance: ■ Stable internal performance ratings3 (~90% rated 4 or 5) ■ Low non-accruals4 (only 2 non-accrual) ■ NAV per share remained stable quarter-over-quarter at $15.00 per share due to continued profitability and unrealized appreciation4

7 $15.00 $0.41 ($0.45) $0.00 $0.04 $15.00 June 30, 2023 NAV Net Investment Income Dividends Recorded in September 30, 2023 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments September 30, 2023 NAV GBDC 3 Generated Strong NII and Net Gains, Resulting in 12% Annualized Returns to Shareholders1 NAV Per Share Bridge Net Realized & Unrealized Gain: $0.04 ($0.37) * Represents an amount less than $0.01. 1. Annualized returns are calculated as the quarterly return on equity multiplied by four. Refer to slide 9 for a description of the quarterly return on equity calculation. *

Summary of Financial Results for the Quarter Ended September 30, 2023 03

9 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 Net income (loss) $8,447 $13,331 $31,888 $37,009 $41,553 Net investment income 24,494 29,028 31,928 34,914 37,273 Net realized/unrealized gain (loss) (16,047) (15,697) (40) 2,095 4,280 Distributions declared 8,171 24,319 10,636 37,009 41,553 Quarter Ended Per Share1 and Return on Equity2 Statistics 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 Earnings (loss) per weighted average share $0.10 $0.15 $0.36 $0.41 $0.45 Net investment income per weighted average share 0.29 0.34 0.36 0.39 0.41 Accrual (reversal) for capital gain incentive fee per weighted average share (0.01) — — — — Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share3 0.28 0.34 0.36 0.39 0.41 Net realized/unrealized gain (loss) per weighted average share (0.19) (0.19) 0.00* 0.02 0.04 Quarterly return on equity – net income (loss) 0.7% 1.0% 2.5% 2.8% 3.0% Net asset value $14.89 $14.76 $15.00 $15.00 $15.00 * Represents an amount less than $0.01 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended September 30, 2023, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.

10 $2,316,103 $2,401,959 $2,474,616 $2,533,433 $2,617,016 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 Portfolio Highlights – Net Funds Growth – Total investments at fair value increased by approximately 3.3%, or $83.6 million, during the three months ended September 30, 2023. – As of September 30, 2023, we had $22.5 million of undrawn revolver commitments to portfolio companies. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 11% 83% 5% 1% 9% 85% 5% 1% 9% 85% 5% 1% 9% 85% 5% 1% 9% 85% 5% 1% First Lien One Stop

11 Software 28% Healthcare Providers and Services 6% Insurance 6% IT Services 5% Automobiles 5%Specialty Retail 5% Diversified Consumer Services 4% Commercial Services and Supplies 3% Healthcare Equipment and Supplies 3% Pharmaceuticals 3% Portfolio Highlights – Portfolio Diversity as of September 30, 2023 Investment Portfolio $2,617mm | 291 Investments | Average Size 0.3% 1. Junior debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Obligor Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Investments 34% Remaining 266 Investments 66% Top 10 Investments 16% Avg Size 0.3% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 33 industries below 3% 5% 9% 85% 1% Portfolio Composition by Seniority Floating, 99% Fixed, 1% 94% First Lien

12 See the slide titled “Endnotes - Portfolio Highlights - Economic Analysis” at the end of this presentation for footnotes. Portfolio Highlights – Economic Analysis 7.5% 7.3% 7.5% 8.7% 10.4% 11.4% 11.9% 12.3% 7.0% 6.9% 7.1% 8.3% 10.0% 11.1% 11.6% 11.8% 4.9% 4.6% 4.1% 3.9% 4.2% 4.1% 4.2% 4.2%2.6% 2.7% 3.4% 4.8% 6.2% 7.3% 7.7% 8.1% 0.1% 0.7% 2.1% 3.6% 4.6% 4.9% 5.3% 5.4% Investment income yield² Income yield³ Weighted average net investment spread Weighted average cost of debt 3-Month Secured Overnight Financing Rate (“SOFR”) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023¹ 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 4 5

13 Portfolio Highlights – Credit Quality – Approximately 90% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of September 30, 2023, and only two portfolio company investments were on non-accrual as one portfolio company investment returned to accrual status. . * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2018 2019 2020 2021 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 5 1.1% 0.3% 2.2% 5.7% 3.3% 1.2% 0.8% 0.8% 0.6% 4 98.9% 98.1% 85.6% 91.9% 92.9% 92.0% 90.5% 90.1% 89.3% 3 0.0% 1.6% 12.2% 2.4% 3.6% 6.6% 8.6% 9.1% 10.1% 2 0.0% 0.0% 0.0%* 0.0%* 0.2% 0.2% 0.1% 0.0%* 0.0%* 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

14 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 (audited) (unaudited) (unaudited) (unaudited) (audited) Assets Investments, at fair value $2,316,103 $2,401,959 $2,474,616 $2,533,433 $2,617,016 Cash, cash equivalents and foreign currencies 17,578 16,614 49,813 15,149 10,571 Restricted cash and cash equivalents 48,337 65,118 58,586 66,987 56,247 Other assets 29,311 21,629 21,298 27,520 39,688 Total Assets $2,411,329 $2,505,320 $2,604,313 $2,643,089 $2,723,522 Liabilities and Net Assets Debt $1,118,992 $1,194,053 $1,237,003 $1,219,029 $1,240,900 Unamortized debt issuance costs (3,055) (4,419) (4,588) (3,839) (4,038) Interest payable 10,455 14,598 18,642 18,555 20,271 Management and incentive fee payable 10,167 11,147 11,769 12,364 13,117 Distributions payable — — 10,636 27,183 30,621 Other liabilities 1,851 2,605 2,255 9,542 3,189 Total Liabilities 1,138,410 1,217,984 1,275,717 1,282,834 1,304,060 Total Net Assets 1,272,919 1,287,336 1,328,596 1,360,255 1,419,462 Total Liabilities and Net Assets $2,411,329 $2,505,320 $2,604,313 $2,643,089 $2,723,522 Net Asset Value per Share $14.89 $14.76 $15.00 $15.00 $15.00 Leverage Ratio 0.89x 0.94x 0.95x 0.91x 0.89x Asset coverage 212.7% 206.5% 205.8% 209.9% 212.6% Common shares outstanding 85,511,291 87,217,539 88,572,995 90,683,649 94,630,773

15 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $47,973 $58,198 $64,438 $69,389 $74,481 Dividend income 45 1889 2,051 2,138 2,385 Fee income 852 210 136 140 145 Total investment income $48,870 $60,297 $66,625 $71,667 $77,011 Expenses Interest and other debt financing expenses $13,714 $18,017 $21,522 $22,802 $24,773 Base management fee, net of waiver 5,901 6,060 6,067 6,290 6,540 Incentive fee – net investment income, net of waiver 4,174 5,122 5,634 6,162 6,577 Incentive fee – capital gains, net of waiver (837) — — — — Other operating expenses 1,424 1,415 1,499 1,499 1,848 Total expenses 24,376 30,614 34,722 36,753 39,738 Excise tax — 655 (25) — — Net investment income after tax $24,494 $29,028 $31,928 $34,914 $37,273 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $284 $3,051 $763 ($3,588) $158 Net unrealized appreciation (depreciation) on investments and foreign currency transactions (16,331) (18,748) (803) 5,683 4,122 Net gain (loss) on investments and foreign currency transactions (16,047) (15,697) (40) 2,095 4,280 Net increase (decrease) in net assets resulting from operations $8,447 $13,331 $31,888 $37,009 $41,553 Per Share Data Earnings (loss) per weighted average share1 $0.10 $0.15 $0.36 $0.41 $0.45 Net investment income per weighted average share1 $0.29 $0.34 $0.36 $0.39 $0.41 Distributions declared per share2 $0.10 $0.28 $0.12 $0.41 $0.45 Weighted average common shares outstanding 84,006,926 86,259,604 87,774,782 89,473,232 91,558,829 See the slide titled “Endnotes - Quarterly Operating Results” at the end of this presentation for footnotes.

16 1.8% 3.1% 3.1% 2.7% 2.3% 2.1% 2.5% 3.0% 2.4% (8.7)% 8.3% 3.5% 3.1% 3.5% 2.5% 2.2% 2.6% 2.5% 0.4% 0.7% 1.0% 2.5% 2.8% 3.0% Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Mar- 19 Jun- 19 Sep- 19 Dec- 19 Mar- 20 Jun- 20 Sep- 20 Dec- 20 Mar- 21 Jun- 21 Sep- 21 Dec- 21 Mar- 22 Jun- 22 Sep- 22 Dec- 22 Mar- 23 Jun- 23 Sep- 23 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1.The 8.4% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning August 1, 2017 and ending September 30, 2023. The first investment in GBDC 3 took place on August 1, 2017. These returns do not represent an actual return to any investor in the Company. Investors in GBDC 3 have achieved a 8.4% IRR on NAV1 Avg. 2.2%

17 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $10.6 million as of September 30, 2023. – Restricted cash and cash equivalents totaled $56.2 million as of September 30, 2023. Restricted cash is held in our securitization vehicles and pursuant to our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment under the terms of the relevant leverage facility. Capital Subscriptions – As of September 30, 2023, we had total investor capital subscriptions of $1.388 billion and contributed capital of $1.329 billion (95.7% called capital ratio). – During the quarter ended September 30, 2023, we issued two capital calls for proceeds totaling $51.5 million. Debt Facilities – Availability – Deutsche Bank Credit Facility – As of September 30, 2023, subject to leverage and borrowing base restrictions, we had $159.1 million of remaining commitments and $68.4 million of availability on this $625.0 million revolving credit facility. – GC Advisors Revolver – As of September 30, 2023, we had $100.0 million of remaining commitments and availability on our $100.0 million unsecured line of credit with GC Advisors. On September 1, 2023, we amended the GC Advisors Revolver to, among other things, increase the borrowing capacity from $40.0 million to $100.0 million and extend the maturity date to September 1, 2026. 1. Information presented is as of September 30, 2023. 2. Interest rate for the 2021 Debt Securitization represents the weighted average spread over 3-month Secured Overnight Financing Rate (“SOFR”) for the various tranches of issued notes, excluding a $10.0 million note that has a fixed rate of 3.91% and tranches retained by the Company. SOFR borrowings are subject to an additional spread adjustment of 0.26161%. Key Funding Vehicles1 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate Deutsche Bank Credit Facility $625,000 $465,900 $159,100 March 10, 2024 March 10, 2027 SOFR + 2.55% 2021 Debt Securitization 298,000 298,000 — April 15, 2025 April 15, 2033 3 Month SOFR + 1.77%2 2022 Debt Securitization 252,000 252,000 — January 25, 2024 January 18, 2030 3 Month SOFR + 2.00% 2022-2 Debt Securitization 225,000 225,000 — January 18, 2026 Janaury 18, 2034 3 Month SOFR + 2.60% GC Advisors Revolver 100,000 — 100,000 N/A September 1, 2026 Applicable Federal Rate

18 Common Stock and Distribution Information Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 July 19, 2022 July 2022 82,417,164.611 September 14, 2022 $0.0991 $8,171 August 5, 2022 September 20, 2022 Aug / Sep 20221 85,511,291.055 November 22, 2022 — — Total for Quarter Ended September 30, 2022 $0.0991 $8,171 August 5, 2022 October 18, 2022 October 20222 85,511,291.055 December 28, 2022 — — November 18, 2022 December 15, 2022 N/A 86,854,896.195 December 20, 2022 $0.2800 $24,319 Total for Quarter Ended December 31, 2022 $0.2800 $24,319 November 18, 2022 January 17, 2023 January 20233 87,217,538.663 March 21, 2023 — — February 7, 2023 March 17, 2023 Feb / Mar 2023 88,572,994.567 May 23, 2023 $0.1201 $10,636 Total for Quarter Ended March 31, 2023 $0.1201 $10,636 February 7, 2023 April 28, 2023 April 2023 89,509,039.889 June 21, 2023 $0.1098 $9,826 May 5, 2023 May 26, 2023 May 2023 89,660,313.188 August 22, 2023 0.1542 13,822 May 5, 2023 June 16, 2023 June 2023 89,660,313.188 August 22, 2023 0.1490 13,361 Total for Quarter Ended June 30, 2023 $0.4130 $37,009 May 5, 2023 July 28, 2023 July 2023 90,683,649.056 September 19, 2023 $0.1205 $10,932 August 3, 2023 August 30, 2023 August 2023 91,061,270.595 November 21, 2023 0.1843 16,783 August 3, 2023 September 22, 2023 September 2023 93,052,326.113 November 21, 2023 0.1487 13,838 Total for Quarter Ended September 30, 2023 $0.4535 $41,553 Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) 1. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of September 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period August 1, 2022 through September 30, 2022 and the payment of this distribution is $15.00 per share. Due to a net asset value per share less than $15.00 per share, the distribution declared for the period was zero. 2. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2022 through October 31, 2022 and the payment of this distribution is $15.00 per share. Due to a net asset value per share less than $15.00 per share, the distribution declared for the period was zero. 3. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2023 through January 31, 2023 and the payment of this distribution is $15.00 per share. Due to a net asset value per share less than $15.00 per share, the distribution declared for the period was zero.

19 Common Stock and Distribution Information Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 3, 2023 October 2, 2023 Special1 94,630,773.096 October 5, 2023 $0.1640 $15,519 August 3, 2023 October 20, 2023 October 20232 94,835,450.565 December 27, 2023 TBD TBD November 17, 2023 November 20, 2023 November 20233 94,835,450.565 December 27, 2023 TBD TBD November 17, 2023 December 8, 2023 Special TBD December 14, 2023 $0.3000 TBD November 17, 2023 December 15, 2023 December 2023 TBD February 20, 2024 TBD TBD November 17, 2023 January 19, 2024 January 2024 TBD March 19, 2024 TBD TBD 1. On August 3, 2023, our board of directors declared a special distribution of $0.1640 per share, which represents an amount equal to the incentive fee payments deposited in escrow and to be returned to us for the benefit of our stockholders in accordance with the investment advisory agreement. 2. On August 3, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2023 through October 31, 2023 and the payment of any special distributions and this distribution is $15.00 per share. 3. On November 17, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2023 through November 30, 2023 and the payment of this distribution is $15.00 per share.

Appendix: Endnotes A

21 Endnotes - Drivers of GBDC 3’s FQ4 2023 Earnings 1. Please see the Q3 2023 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q3 2023 compared July 2023 and August 2023 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in July and August 2022. 2. “Lagging basis" refers to the period of time between an increase in the applicable base rate on the portfolio company investment and the timing of the interest rate reset provision in such portfolio company investment. 3. Please see page titled “Portfolio Highlights - Credit Quality”. 4. Please see page titled, “GBDC 3 Generated Strong NII and Net Gains, Resulting in 12% Annualized Returns to Shareholders”.

22 Endnotes - Portfolio Highlights - Economic Analysis 1. The income yield presented for the quarter September 30, 2023 excludes the one-time recognition of $0.7 million of previously deferred interest income resulting from a former non- accrual loan returning to accrual status, which is included in the calculation of the investment income yield for the quarter ended September 30, 2023. The income yield was 12.0% for the quarter ended September 30, 2023, when including the $0.7 million of interest income. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 3. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and accrued PIK/non-cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 4. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 5. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations.

23 Endnotes - Quarterly Operating Results 1. Except as otherwise noted, per share data are calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.